Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2215

Global High Dividend Portfolio 2022-2

Supplement to the Prospectus

In connection with the spin-off of GlaxoSmithKline plc’s (“GlaxoSmithKline”) consumer health division into a separate company, Haleon plc (“Haleon”), holders of GlaxoSmithKline’s American Depositary Receipts (“ADRs”) (ticker: GSK), which includes your Portfolio, will receive one Haleon ADR (ticker: HLN) for every one GlaxoSmithKline ADR held as of the record date of July 15, 2022. Your Portfolio will continue to hold and buy GlaxoSmithKline ADRs and Haleon ADRs.

Supplement Dated: July 19, 2022